SCHEDULE 14C

                            SCHEDULE 14C INFORMATION

   Information Statement Pursuant 14c of the Securities Exchange Act of 1934

Check the appropriate box:
[ ]  Preliminary Information Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by rule
     14c5(d)(2))

[X]  Definitive Information Statement

                                COSMOZ.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1)   Title of each class of securities to which transaction applies:

              N/A

2)   Aggregate number of securities to which transaction applies:

              N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(I):

              N/A

4)   Proposed maximum aggregate value of transaction:

              $

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was
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                                COSMOZ.COM, INC.
                            (A DELAWARE CORPORATION)


                              INFORMATION STATEMENT
                       DATE FIRST MAILED TO STOCKHOLDERS:
                                February 23, 2001

                         199 California Drive, Suite 207
                           Millbrae, California 94030
                  (PRINCIPLE EXECUTIVE OFFICES OF THE COMPANY)


                        WE ARE NOT ASKING YOU FOR A PROXY
                   AND YOU ARE REQUESTED NOT TO SEND US A PROXY


                                COSMOZ.COM, INC.
                              INFORMATION STATEMENT

                                  INTRODUCTION

This Information Statement is being furnished to Stockholders of Cosmoz.com, Inc., a Delaware corporation (the "Company"), pursuant to the requirements of Regulation 14C under the Securities Exchange Act 1934, as amended, in connection with:

(i) an Action by Written Consent dated January 31, 2001, of the Stockholders of the Company on the change of name to Cosmoz Infrastructure Solutions, Inc.; and

(ii) an Action by Written Consent dated January 31, 2001, of the Stockholders of the Company on the collateralization of its one (1) unit of Ridgewood Capital Venture Fund I to secure a $50,000.00 promissory note.

A copy of the Written Consents are attached as Exhibit "A" to this Information Statement.

Management of the Company is utilizing the Written Consents in order to save Expense and time, since the only business of such a meeting would be:

(i)  the change of name to Cosmoz Infrastructure Solutions, Inc., and

(ii) the encumberance of its one (1) unit of Ridgewood Capital Venture Fund I to secure a loan to the company.

The Company's major Stockholder, Corworth Investments, Inc. ("Corworth") and other shareholders representing 54.78% of the issued and outstanding shares of the Company's common stock (the "Common Stock") have indicated that they will vote for the change of name to Cosmoz Infrastructure Solutions, Inc. and the use of the one (1) unit of the Ridgewood Capital Venture Fund I as a security for a loan to the company, thereby ensuring the approval of the change of name and the encumberance of the asset. See "Vote Required"; "Other Information Regarding the Company - Security Ownership of Certain Beneficial Owners and Management"; and "Directors and Executive Officers". The Company has received executed Written Consents from Corworth and other shareholders which shall be effective 21 days from the date this Information Statement is first mailed to Stockholders. See "Matters Set Forth in the Written Consents".

Stockholders of record at the close of business on January 29, 2001 are being furnished copies of this Information Statement. The principal executive offices of the Company are located at 199 California Drive, Suite 207, Millbrae, California 94030, and the Company's telephone number is 650.652.3991.


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                      MATTERS SET FORTH IN THE WRITTEN CONSENTS

The Written Consents contain:

(i) a resolution that approves a proposal to amend the Certificate of Incorporation of the Company to change its name to Cosmoz Infrastructure Solutions, Inc., and to change to ticker symbol to CISI or some variable thereof;

(ii) a resolution that approves a proposal use of the Company's one (1) unit of Ridgewood Capital Venture Fund I as collateral to secure a $50,000.00 promissory note.

Corworth and other shareholders representing 54.78% of the currently issued and outstanding shares of Common Stock, have executed the Written Consents, thereby ensuring the change of name to Cosmoz Infrastructure Solutions, Inc., and the use of the one (1) unit of the Ridgewood Capital Venture Fund I as a security for a loan to the company. See "Other Information Regarding The Company - Security Ownership of Certain Beneficial Owners and Management."

Set forth below is a table of the stockholders who have executed the Written Consents and, to the best of the Company's knowledge, the number of shares of Common Stock beneficially owned by such stockholders as of January 29, 2001.

                                               NO. OF SHARES OF  PERCENTAGE OF
                                                 COMMON STOCK     OUTSTANDING
                                                 BENEFICIALLY       COMMON
STOCKHOLDER                                         OWNED          STOCK (%)
-----------                                         -----          ---------

Wing Yu(1)..................................        175,000          0.22%
Gurkan Fidan(2).............................        142,000          0.18%
Wilfred Shaw(1).............................      1,526,798          1.92%
Asian Pacific Ventures......................      6,000,000          7.55%
Corworth Investments, Inc...................     22,356,117         28.13%
Tupelo Investments, Ltd(3)..................      5,780,303          7.27%
Times Square International, Ltd.............      7,500,000          9.44%
Don & Sybil Taylor..........................         61,250          0.08%
                                                 ----------         -------
                                                 43,541,468         54.78%

-------------

(1)  Messrs. Yu and Shaw are officers and Directors of Cosmoz.com, Inc.

(2) Mr. Fidan is an officer and Director of FinancialContent.com, Inc. a subsidiary of Cosmoz.com, Inc.

(3) Tupelo Investments, Inc. is the party receiving the one (1) unit of Ridgewood Capital Venture Fund as security for the loan.


                                  VOTE REQUIRED

Counterpart copies of the Written Consents evidencing a majority of the outstanding shares of Common Stock, must be received by the Company within sixty days of the earliest dated counterpart copy of the Written Consents received by the Company in order to effectuate the matters set forth therein. As of January 31, 2001 (the dates of the Written Consents), 79,471,476 shares of Common Stock were issued and outstanding, thus, Stockholders representing no less than 39,735,739 shares of Common Stock were required to execute the Written Consents to effect the matters set forth therein. As discussed under "Matters Set Forth in the Written Consents" Corworth and certain shareholders owning approximately 43,541,468 shares of Common Stock, or 54.78% of the outstanding Common Stock, have executed the Written Consents, thereby ensuring the change of name to Cosmoz Infrastructure Solutions, Inc., and the use of the one (1) unit of the Ridgewood Capital Venture Fund I as a security for a loan to the company


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


MANAGEMENT IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND MANAGEMENT A PROXY.

                     OTHER INFORMATION REGARDING THE COMPANY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth to the best of the Company's knowledge the number of shares beneficially owned as of January 29, 2001, by (i) each of the current Executive Officers and Directors of the Company (ii) each person (including any "group" as that term is defined in Section 13(d)(3) of the Exchange Act) who beneficially owns more than 5% of the Common Stock, and (iii) all current Directors and officers of the Company as a group.

PERCENT OF                                                   NUMBER OF
SHARES                                                          SHARES
NAME                                                             OWNED
(1)                                                                (2)
----                                                             -----

Wing Yu..................................................      175,000
*
Wilfred Shaw.............................................    1,526,798
2.0%

Owen Naccarato...........................................         --
*
Times Square Int'l, Ltd..................................    7,500,000
9.0%

Asian Pacific Ventures...................................    6,000,000
8.0%

Corworth Investments, Inc................................   22,356,117
28.0%

Tupelo Investments, Ltd..................................    5,780,303
7.0%

All officers and directors as a group (3 persons)........    1,701,798
2.0%

----------------
*    Represents less than 1% of the outstanding Common Stock

(1)  Based upon 79,471,476 shares outstanding.

(2) Does not include 6,000,000 shares of Common Stock owned by Asian Pacific Ventures a related party to Wilfred Shaw, Chairman and Chief Executive Officer.

DIRECTORS AND EXECUTIVE OFFICERS

Our directors, executive officers and other management employees and their respective ages and positions as of January 30, 2001, are as follows.

Name                       Age              Title
-----------------------------------------------------------------------------
Wilfred Shaw               31               Director, Chairman, CEO
Wing Yu                    32               Director, Chief Operating Officer
Owen Naccarato             50               Director (non-employee)


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Wilfred  Shaw  has  been our  chairman  of the  board  of  directors  since  our formation. We have entered into a consulting contract with SharpManagement, LLC, for the services of Mr. Shaw to perform the duties of the Chief Executive Officer. Mr. Shaw owns SharpManagement, LLC. Mr. Shaw has spent the last eight years in the venture capital and investment industries, serving as Vice President for Business Development for Intertech Group, a conglomerate of small companies based in Southeast Asia. From 1994 to 1996, Mr. Shaw was employed as the Vice President for Business Development for IG International, Inc., a pharmaceutical company based in the San Francisco Bay area. Mr. Shaw earned his Bachelor of Arts in Economics degree at Saint Mary's College.

Wing Yu, director and COO, has served as director since December of 1999, and as COO since May of 2000. Prior to serving as COO, Mr. Yu was our Vice President of Web Development. Prior to joining us, Mr. Yu was a teacher and a freelance Apple Macintosh developer for 6 years. While coordinating online advertising for Ticketmaster.com CitySearch.com Online, he developed various websites as a freelance web developer. He holds a Bachelor of Arts in History from Occidental College, and a Masters in Arts degree in Instructional Technology.

Owen Naccarato, director, is not an employee of ours. For more than the past five years, Mr. Naccarato, an attorney, has practiced law as a sole practitioner in Irvine, CA. Mr. Naccarato formerly served as our lead securities counsel. Mr. Naccarato is admitted to the bar in the State of California.

EXECUTIVE COMPENSATION

Effective 1/1/2000, we entered into an agreement with SharpManagement, LLC, an entity entirely controlled by Wilfred Shaw, to secure the services of Wilfred Shaw as our CEO. Under the agreement, we are obligated to pay to SharpManagement an initial payment of $180,000.00, and annual payments of $180,000.00.

Wing Yu, a director, was promoted to chief operating officer on May 11, 2000. He earns an annual salary of $120,000.00, and received a signing bonus of $6,800.00.

Owen Naccarato was appointed as our director on April 10, 2000. On March 20, 2000, Mr. Naccarato executed a director's agreement in which he was granted options to purchase 250,000 restricted shares of our common stock for $0.5938 per share.

STOCK OPTIONS

On November 17, 1999, our Board of directors approved our 1999 stock option plan. On December 20, 1999, our shareholders, at our annual meeting, approved the plan, and authorized a pool of 6,000,000 shares of common stock to be issued according to the plan. The plan authorizes both incentive stock options and non-statutory stock options.

EMPLOYEE COMPENSATION

We  do  not  yet  have  a   compensation   committee  that  approves  or  offers
recommendations on compensation for our employees.

LEGAL PROCEEDINGS

There are no pending lawsuits involving the Company or officers or Directors of the Company in such capacities.

CERTAIN TRANSACTIONS

Effective as of Janury 16, 2001, the company arranged for the satisfaction and discharge of the amount owed to SharpManagement, LLC for deferred compensation in the amount of $360,000.00 owed from Cosmoz.com, Inc. to SharpManagement, LLC. In consideration for the satisfaction of this loan, Cosmoz.com, Inc. issued Corworth 15,000,000 Shares of Common Stock.


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                         AUTHORIZATION OF CHANGE OF NAME

INTRODUCTION

Under the resolution passed by a majority of the shareholders, the Company agrees to change the name of the Company to Cosmoz Infrastructure Solutions, Inc., and to change the ticker symbol to CISI or some variable thereof.

REASONS FOR APPROVING THE CHANGE OF NAME

The purpose for the name change is to have a corporate name that is in line with the nature of company's business and fits into the long-term business direction that the corporation is positioning itself in.

GENERAL EFFECT ON THE COMPANY

The change of name will have no effect on the Company.

   AUTHORIZATION TO ENCUMBER ONE (1) UNIT OF RIDGEWOOD CAPTITAL VENTURE FUND I

INTRODUCTION

Under the resolution passed by a majority of the shareholders, the Company agrees to encumber its ownership interest of one (1) unit of Ridgewood Capital Venture Fund I to secure a $50,000.00 loan to the company.

REASONS FOR APPROVING ENCUMBERANCE OF INTEREST IN RIDGEWOOD CAPTITAL VENTURE FUND I

The purpose of the transaction is to acquire cash to fund ongoing operations.

GENERAL EFFECT ON THE COMPANY

The use of the one (1) unit of Ridgewood Capital Venture Fund I owned by the company to secure a $50,000.00 promissory note will have no immediate effect on the company. However, if the lender makes demand for payment on the note, and the company is unable to make payment, the one (1) unit of Ridgewood Capital Venture Fund I will be transferred to the lender. The company paid $250,000.00 for the one (1) unit and, despite its good faith efforts, the company has been unable to find a purchaser willing to buy the one (1) unit for $250,000.00.

                                    EXHIBIT A

                                COSMOZ.COM, INC.

                  NOTICE PUSUANT TO SECTION 228 OF THE GENERAL
                                 CORPORATION LAW

To: All Stockholders

1. PLEASE TAKE NOTICE THAT Stockholders owning at least a majority of the outstanding stock of Cosmoz.com, Inc. by written consent with a meeting dated January 31, 2001 have duly adopted the following resolution:

     "a resolution approving the change in the Company's name from Cosmoz.com, Inc. to "Cosmoz Infrastructure Solutions, Inc," and to change the ticker symbol to CISI or to some variable thereof.

2. PLEASE TAKE NOTICE THAT Stockholders owning at least a majority of the outstanding stock of Cosmoz.com, Inc. by written consent with a meeting dated January 31, 2001 have duly adopted the following resolution:

     "a resolution approving the encumberance of its one (1) unit of Ridgewood Capital Venture Fund I to secure a $50,000.00 loan to the company."

BY: /S/  Wilfred Shaw
---------------------
         Wilfred Shaw
         Chairman and Chief Executive Officer

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